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                                                                EXHIBIT 10.22.5


                            FIFTH AMENDMENT TO LOAN
                             AND SECURITY AGREEMENT

         THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), is made as of July 16, 1996, by and between VANS, INC. ("Borrower"), and BANK OF THE WEST ("Bank"), and is entered into with respect to the Loan and Security Agreement, dated as of July 1, 1995, by and between Borrower and Bank, as amended by the First Amendment to Loan and Security Agreement, dated as of August 25, 1995, by and between Borrower and Bank, by the Second Amendment to Loan and Security Agreement, dated as of November 9, 1995, by and between Borrower and Bank, by the Third Amendment to Loan and Security Agreement, dated as of March 29, 1996, by and between Borrower and Bank and by the Fourth Amendment to Loan and Security Agreement, dated as of April 11, 1996, by and between Borrower and Bank (the "Agreement").

                                    RECITALS

         WHEREAS, Borrower has requested that Bank increase the maximum letter of credit facility to Ten Million Dollars ($10,000,000);

         WHEREAS, Bank is willing to agree to the request, on the terms set forth herein, provided that Borrower waives all causes of action that it may have against Bank, as provided herein; and

         WHEREAS, Borrower is willing to waive the causes of actions described herein, in return for Bank's agreement to the request;

         NOW, THEREFORE, IT IS AGREED THAT:

         1. Definitions. Unless otherwise indicated, words and terms which are defined in the Agreement shall have the same meaning where used herein.

         2. Amendment. Section 2.2(a) of the Agreement is hereby amended to read as follows:

                          (a)     Issuance.  Subject to the terms and
conditions hereof, Bank agrees to issue or cause to be issued for Borrower's account (A) sight documentary letters of credit and (B) usance documentary letters of credit with a final maturity or payment date of not more than ninety
(90) days from acceptance date (the "Letters of Credit") in an aggregate face amount not to exceed (i) the lesser of the Committed Line or the Borrowing Base minus (ii) the then outstanding principal balance of the Advances provided that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) shall not in any case exceed Ten Million Dollars ($10,000,000). Each such sight Letter of Credit shall have an expiry date no later than
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ninety (90) days after the Maturity Date.  Each such usance Letter of Credit shall have a final maturity or payment date no later than ninety (90) days after the Maturity Date. All such Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of application and letter of credit agreement.

         3. Conditions Precedent. This Amendment shall not take effect unless and until all of the following conditions precedent are satisfied:

                 (a) Execution and Delivery. It is executed by Borrower and accepted and executed by Bank; and

                 (b) No Event of Default. No Event of Default shall exist and no event shall have occurred or condition exist which, with the passage of time, the giving of notice, or both, would constitute an Event of Default and the execution, delivery and performance of this Amendment by the parties hereto shall not cause an Event of Default to occur or an event to occur or a condition to exist which, with the passage of time, the giving of notice, or both, would constitute an Event of Default.

         4. Continued Validity of Agreement. Except as amended by this Amendment, the Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

         5. Authorization. Each party represents to the other that the individual executing this Amendment on its behalf is the duly appointed signatory of such party to this Amendment and that such individual is authorized to execute this Amendment by or on behalf of such party and to take all action required by the terms of this Amendment.

         6. Amendment Expenses. All expenses, including, but not limited to, reasonable attorneys' fees, incurred by Bank in the preparation and implementation of this Amendment constitute Bank Expenses and as such are payable by Borrower.

         7.      Waiver of Claims.

                 (a) Borrower hereby releases and forever discharges Bank and Bank's directors, officers, employees and agents, from all actions, and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, counterclaims and offsets of every character, known or unknown, direct and/or indirect, at law or in equity, of whatever kind or nature which have arisen or accrued through the date of this Amendment and in any way directly or indirectly arising out of or in any way connected with the Loan Documents and the Revolving Facility through such date.





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                 (b)   Borrower hereby waives all rights which it may have
under the provisions of California Civil Code Section 1542, which reads as follows:

                 A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         8. Captions. Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Amendment.

         9. No Novation. This Amendment is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Agreement shall remain in full force and effect.

         10. Construction of Amendment. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Bank on the basis that this Amendment was drafted by Bank. On the contrary, this Amendment has been negotiated and reviewed by both parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

         11. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

         12. Entire Agreement. This Amendment constitutes the entire agreement between Borrower and Bank with respect to the subject matter hereof and supersedes all prior and contemporaneous negotiations, communications, discussions and agreements concerning such subject matter. Borrower acknowledges and agrees that Bank has not made any representation, warranty or covenant in connection with this Amendment.





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         13.     Counterparts.  This Amendment may be executed in any number of counterparts, and by Bank and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first set forth above.

                                       "BORROWER"

                                       VANS, INC.


                                       By:    [sig]
                                           -------------------------------------
                                       Title: Vice President and General Counsel
                                             -----------------------------------


                                       "BANK"

                                       BANK OF THE WEST


                                       By:  DALE J. KOBSAR
                                            -----------------------------------
                                            Dale J. Kobsar
                                            Regional Vice President




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